Exhibit 10.1

                             METRO CABLE CORPORATION
                           INCENTIVE STOCK OPTION PLAN

     1. Purpose of the Plan. This Stock Option Plan (hereinafter referred to as the "Plan") is intended to encourage ownership of stock of Metro Cable
Corporation,   a  Colorado   corporation   (herein  after  referred  to  as  the
"Corporation"), by key employees (either full-time or part-time) of the Corporation and its subsidiaries, and to provide additional incentive for them to promote the success of the business. As used in the Plan, the term "subsidiary" shall have the same meaning as the term "subsidiary corporation" defined in Section 425(f) of the Internal Revenue Code of 1954, as from time to time amended (the "Code"). (Unless otherwise indicated, all sections hereinafter cited refer to the Internal Revenue Code of 1954, as from time to time amended.) The Plan and options granted under the Plan shall be classified as Incentive Stock Option and conform to the Internal Revenue Code treatment of Incentive Stock Options.

     2. Scope of the Plan. An aggregate 3,000,000 shares of the Corporation's common stock, par value $.001 per share (hereinafter referred to as "Common Stock"), shall be available and reserved for issue under the Plan, subject, however, to the provisions of Section 12 hereof. If an option should expire or terminate for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have terminated, become available for other options under the Plan. The Common Stock shall not be issued in respect of an option granted hereunder unless the exercise of such option and the issuance and delivery of shares of Common Stock pursuant thereto shall comply with all relevant provisions of law, including the law of the Corporation's state of incorporation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the requirements of any stock exchange upon which the Common Stock say then be listed, and shall be further subject to the approval of the Corporation's counsel with respect to such compliance.

     3. Administration of the Plan. The Plan shall be administered by a Stock Option Committee consisting of at least three directors, or if no Committee is appointed, by the Board of Directors which shall have authority from time to time: (a) subject to the provisions of Section 4, to determine which of the key executive employees of the Corporation or any of its present or future subsidiaries (as defined in Section 425 of the Code) shall be granted options with respect to any or all of such shares; (b) to determine the times when options shall he granted and the number of shares to be granted except as may otherwise be provided herein; (c) to determine, subject to Section 5, the time or times when each option becomes exercisable and the duration of the exercise period; (d) to prescribe the form or forms of the instruments evidencing any options granted under the Plan (which forms shall be consistent with the Plan but the terms and provisions need not be identical in each case); (e) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (f) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.



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     The grant of options will be entirely discretionary and nothing in the Plan will be deemed to give any director, officer or employee a right to receive options. All decisions, determinations and implementation by the Board of Directors shall be final and binding.

     The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

     4. Eligibility and Participation. Options may be granted only to key employees (including officers and directors who are employees) of the Corporation or any of its subsidiaries. An individual who has been granted an option may, if he is otherwise eligible, be granted additional options.
Additional rights may be granted; however, no additional options shall be granted if the grant will cause such options to violate the terms of Section 422A of the Code.

     The aggregate fair market value of the stock (determined at the time of grant of the option) for which any employee may be granted options under the Plan and all other plans of the Corporation adopted under Section 422A of the Code in any calendar year may not exceed the amount set forth in Section 422A(b)(8) and 422A(c)(4) of the Code, as amended, from time to time.

     5. Terms of the Options. The term of each option granted under the Plan shall be for not more than ten years from the date of the granting thereof, subject to its earlier termination as hereinafter provided. Options shall be granted at 100% of the fair market value of the Common Stock to which they relate at the time of such grant, except that any option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of 110% of such fair market value and shall be for a term of no more than five years.

     6. Nontransferablilty of Options. An option granted under the Plan shall by its terms not be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder of the option, only by such holder.

     7. Exercise of Options. Except as hereinafter provided in this Section 7 and in Sections 8 and 9 hereof, options are exercisable in whole or part cumulatively to the extent of 20% of the number of shares covered thereby immediately upon the grant thereof, 40% after the expiration of one year from date of grant, 60% after the expiration of two years from date of grant, 80% after the expiration of three years from date of grant and 100% after the expiration of four years or more from the date of grant, provided, however, no option shall be exercisable after the expiration of the term thereof as provided in Section 5 hereof; and no option shall be exercisable unless the holder thereof shall at the time of exercise have been an employee of the Corporation or of any subsidiary of the Corporation for a period of at least three months, except as otherwise provided in Sections 8 and 9 hereof. The purchase price of any shares as to which an option shall be exercisable shall be paid in full at the time of exercise. The holder of an option shall not have any of the rights of a shareholder with respect to the shares covered by his option until such shares shall have been issued to him upon the purchase of such shires upon exercise of the option.


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     8. Previously Granted Options. Each option granted hereunder shall provide, to the extent required by Sections 422A(b)(7) and 422A(c)(7) of the Code, that it shall not be exercisable by the holder thereof while there is outstanding in his hands any previously granted incentive stock option to purchase stock of the Corporation or of any subsidiary of the Corporation.

     9. Exercise Upon Cessation of Employment. If the holder of an option granted hereunder ceases to be an employee of the Corporation or any of its subsidiaries, any option held by him hereunder may be exercised to the extent exercisable on the termination date, within three months thereafter (but in no event after the option expires by its terms), unless employment is terminated for cause, in which case the option terminates immediately. Any termination of an option hereunder by reason of cessation of employment shall be without prejudice to any right or remedies which the Corporation or any of its subsidiaries may have against the holder of the option under the stock option agreement or otherwise.

     The stock option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence; provided, however, that all options shall terminate ten years after date of grant.

     10. Exercise Upon Death or Disability. If the holder of an unexpired option granted under this Plan dies while an employee of this Corporation or its subsidiaries, or within three months after termination of employment (other than for cause), his executor, administrator or other person entitled by law to his rights thereunder may exercise the option at any time within one year after death (but in no event after the option expires) to the extent exercisable at the date of death.

     If the holder of an unexpired option granted under this Plan becomes disabled within the meaning of Section lO5(d)(4) of the Code while an employee of this Corporation or its subsidiaries, such employee may exercise the option at any time within 12 months after leaving employment of the Corporation.






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     11.  Effectiveness  of the  Plan.  The Plan  shall  become  effective  upon adoption by the Board of Directors of the Corporation; provided, however, that the Plan shall be submitted for approval by the shareholders of the Corporation no later than 12 months after the date of adoption of the Plan by the Board of Directors. Should the shareholders fail to approve the Plan, all options granted thereunder shall be and become null and void.

     12. Time of Granting Options. The date of grant of an option under the Plan shall, for all purposes, be the date on which the Committee makes the determination granting such options; and no grant shall be deemed effective under the Plan prior to such date. Notice of the Committee's action shall be given to each employee to whom an option is so granted a reasonable time after the date of such grant.

     13. Adjustments. Options granted hereunder shall contain such uniform provisions as the Committee shall, in its sole judgment, determine for adjustment of the number and class of shares covered thereby or of the option prices, or both, to reflect a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, issuance of additional shares or other similar change or transactions of or by the Corporation. In any such event the aggregate number and class of shares available for issuance under the Plan shall be appropriately adjusted and all of the provisions of this Plan with respect to the number and class of shares so available shall likewise be adjusted; provided, however, that no such adjustment shall be made so as to constitute a modification, extension or renewal of the option within the meaning of Section 425(h) of the Code, or so as to prevent the Corporation, or any other corporation or a subsidiary thereof if the employee shall become employed by such corporation by reason of the transaction in respect of which such adjustment is made, from being a corporation issuing or assuming the option in a transaction to which Section 425(a) of the Code applies.

     14. Termination and Amendment of the Plan. The Plan will terminate on January 1, 1992 unless the Board of Directors elects to terminate it prior to that date. The Board of Directors may, without further shareholder approval, at any time terminate, modify or amend the Plan. It may not, however, without further approval by the holders of a majority of the outstanding Common Stock, increase the number of shares as to which options may be granted, change the eligibility requirements for persons entitled to receive options or adversely affect the rights of an optionee under any unexercised option or any portion thereof without the consent of the optionee.

     Neither the termination or any modification or amendment of the Plan shall, without the consent of the holder of an option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such option.




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     15. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or of any subsidiary, or by any shareholder of the Corporation or of any subsidiary against any past, present or future member of the Board of Directors, or against any employee, or by an employee (past, present or future) against the Corporation or any subsidiary, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

     16. Registration of Certificates. Certificates may be registered only in the name of the employee or, if he so indicates in writing, in his name jointly with a member of his family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in his name as tenant in common with a member of his family, without right of survivorship.

     17. Option Agreements. Each Option granted under this Plan shall be evidenced by an agreement in such form and containing such provisions (subject to and limited by the terms of this Plan) as the Board or Committee shall from time to time approve. Agreements evidencing the Options need not be identical.

     18. Tax Litigation. The Corporation shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on an issue which is related to the Plan and which the Board of Directors believes to be important to holders of options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     19. Governmental and Other Regulations. The Plan, and the grant and exercise of the option to purchase shares hereunder, and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.






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